UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2016

HCi Viocare
Exact name of registrant as specified in its charter

Nevada	000-53089	30-0428006
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kintyre House, 209 Govan Road, Glasgow, Scotland	G51 1 HJ
(Address of principal executive offices)	(Zip Code)

+44 141 3700321
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.      REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01          ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As used in this Current Report on Form 8-K, unless otherwise stated, all references to the “Company”, “we,” “our” and “us” refer to HCi Viocare.

Private Placements

On March 8, 2016, the Company entered into a Private Placement Subscription Agreement (the “Agreement”) with an individual (the “Individual”). Under the terms of the Agreement the Individual subscribed for a total of 240,000 shares of the Company’s common stock at a purchase price of US$0.50 per share for total cash proceeds of US$120,000.00. The shares are subject to applicable resale restrictions.

Prior to the aforementioned subscription agreement, the Individual owned 256,658 shares of HCi Viocare.

On March 9, 2016, the Company entered into a Private Placement Subscription Agreement (the “Agreement”) with an individual (the “Individual”). Under the terms of the Agreement the Individual subscribed each for a total of 54,875 shares of the Company’s common stock at a purchase price of US$0.40 per share for total cash proceeds of US$21,950.00. The shares are subject to applicable resale restrictions.

Prior to the aforementioned subscription agreement, the Individual did not own any shares of HCi Viocare.

A copy of the form of subscription agreement is filed as Exhibit 10.1 this Current Report on Form 8-K.

SECTION 3       SECURITIES AND TRADING MARKETS

ITEM 3.02          UNREGISTERED SALES OF EQUITY SECURITIES

The information provided in Item 1.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Regulation S of the Securities Act of 1933, as amended, (“Securities Act”), as promulgated by the U.S. Securities and Exchange Commission under the Securities Act. Our reliance upon the exemption under Rule 903 of Regulation S of the Securities Act was based on the fact that the sales of the securities were completed in an "offshore transaction", as defined in Rule 902(h) of Regulation S. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the securities. The investor was not a US person, as defined in Regulation S, and was not acquiring the securities for the account or benefit of a US person.

SECTION 5.      CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Certain Officers

On March 1, 2016 the Company approved a one-year extension to the consulting agreement (the “Agreement”) between the Company and its Vice - President, Sergios Katsaros, originally entered into on September 1, 2015 and filed on Form 8-K with the Securities and Exchange Commission as of September 10, 2015.

The revision to the Agreement ("Addendum No. 1.") has a term of one year, commencing March 1, 2016 and ending on February 28, 2017, renewable for such further term as may be mutually agreed between the parties. All other terms and conditions remain valid and in force.

A copy of Addendum No. 1 is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Compensatory Arrangements of Certain Officers

On March 1, 2016, the Company approved the grant of a stock award of 300,000 common shares as compensation for the services provided by the Vice President, Sergios Katsaros.

The issuance of the stock award was approved by the Board of Directors of the Company.

A copy of the Grant Notice is filed as Exhibit 10.3 to this Current Report on Form 8-K.

SECTION 9.      FINANCIAL STATEMENTS AND EXHIBITS

9.01 Financial Statements and Exhibits

 (d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Form of Private Placement Subscription Agreement between the Company and the Individual subscribers	Filed herewith
10.2	Addendum No. 1 to the consulting agreement between HCi Viocare and Sergios Katsaros, dated March 1, 2016	Filed herewith
10.3	Grant notice for stock awards issued March1, 2016	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HCi Viocare

Dated: March 11, 2016	By:	/s/ Sotirios Leontaritis
	Name:	Sotirios Leontaritis
	Title:	President, Treasurer, CEO, and Director